INCOME TAX EXPENSE	6 Months Ended
Jun. 30, 2019
Income Tax [Abstract]
INCOME TAX EXPENSE
INCOME TAX EXPENSE

	For the three months ended June 30		For the six months ended June 30
	2019	2018	2019	2018
Current	$103	$96	$233	$229
Deferred	(62)	20	(25)	88
	$41	$116	$208	$317

Income tax expense was $208 million for the six months ended June 30, 2019. The underlying effective tax rate for ordinary income for the six months ended June 30, 2019 was 43% which includes the impact of non-deductible depreciation on the Randgold purchase price allocation and adjusting for the impact of foreign currency translation losses on deferred tax balances; the impact of non-deductible foreign exchange losses; the impact of a reduced corporate tax rate in Argentina on deferred tax balances and the impact of other expense adjustments. The unadjusted tax rate for income for the six months ended June 30, 2019, was 36% of the income before income taxes.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. The most significant balances are Argentine and Malian net deferred tax liabilities. In the six months ended June 30, 2019, tax expense of $13 million primarily arose from translation losses on tax balances in Argentina and Mali, due to the weakening of the Argentine peso and the West African CFA franc, respectively, against the U.S. dollar. In the six months ended June 30, 2018, tax expense of $19 million primarily arose from translation losses on tax balances in Argentina, due to the weakening of the Argentine peso against the U.S. dollar. These translation losses are included within deferred income tax expense.

Veladero Deferred Taxes
In December 2017, Argentina reduced its 35% corporate tax rate to 30% for 2018 and 2019, with further reduction to 25% for 2020 and thereafter. Concurrently, a dividend distribution tax was introduced that charges 7% tax on dividend distributions for 2018 and 2019, and 13% tax on dividend distributions for 2020 and thereafter.

A deferred tax recovery of $70 million was recorded as a result of an inflation adjustment implemented for statutory financial statement purposes in Argentina, and finalized in the second quarter of 2019, which results in Veladero not having dividend distribution capacity for prior years. The impact of material inflationary adjustments on distributable reserves and deferred taxes is expected to remain variable and will be evaluated on an annual basis.